UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A INFORMATION
______________________________________

PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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STANDARD BIOTOOLS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

STANDARD BIOTOOLS INC.

2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET

STANDARD BIOTOOLS INC.
ATTN: NICHOLAS KHADDER
2 TOWER PLACE, SUITE 2000
SOUTH SAN FRANCISCO, CA 94080

D84281-[TBD]

You invested in STANDARD BIOTOOLS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 15, 2022.**

Get informed before you vote

View the Notice, Proxy Statement, and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 15, 2022
8:30 AM PT

Genesis SSF Performing Arts Center
1 Tower Place
South San Francisco, CA 94080

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Class III Directors **Nominees:** 01) Laura M. Clague 02) Frank Witney	For
2. To approve our executive compensation program for the year ended December 31, 2021, on an advisory (non-binding) basis.	For
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D84282-[TBD]